                                                                    Exhibit 99.3

                              It Is Unlawful To Consummate A Sale Or Transfer Of This Security, Or Any Interest Therein, Or To Receive Any Consideration Therefor, Without The Prior Written Consent Of The Commissioner Of Corporations Of The State Of California, Except As Permitted In The Commissioner's Rules.

                       INCENTIVE STOCK OPTION AGREEMENT

John P. McLaughlin, Optionee:

     Tularik Inc. (the "Company") has granted you an option to purchase shares of the common stock of the Company ("Common Stock") under the Tularik Inc. Equity Incentive Plan (the "Plan"). This option is intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The details of your option are as follows:

     1. Total Number of Shares Subject to this Option. The total number of shares of Common Stock subject to this option is 33,333.

     2. Vesting. The date that vesting begins on this option is December 15, 1997. 12/48ths of the shares will vest on December 15, 1998 and 1/48th of the shares will then vest on the 15th day of each month thereafter for the next 36 months until either (i) you cease to provide services for the Company for any reason or (ii) this option becomes fully vested.

         This option may be exercised only with respect to those shares which are vested except as permitted under paragraph 4 of this Agreement.

     3.  Exercise Price and Method of Payment.

         (a) Exercise Price. The exercise price of this option is $3.00 per share, which is not less than the fair market value of the Common Stock on the date this option was granted to you.

         (b) Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may make payment of the exercise price under one or a combination of the following alternatives:

              (i) Payment of the exercise price per share in cash or by check at the time of exercise;

              (ii) If at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment with shares of the Company's Common Stock you already own. The Common Stock (i) will be valued at its fair

                                      1.

market value on the date of exercise, (ii) if originally acquired from the Company, it must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) it must be owned free and clear of any liens, claims, encumbrances or security interests;

              (iii) This option may also be exercised as part of a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued; or

              (iv) Payment by a combination of the methods of payment listed in subparagraph 3(b)(i) through 3(b)(iii) above.

     4.  Early Exercise of Option (Exercise of Unvested Shares).

         (a) At any time during your service with the Company or a Parent or Subsidiary (as defined in the Plan) of the Company ("Related Company"), you may exercise any or all of the shares subject to this option whether or not the shares have vested, provided, however, that:

              (i) a partial exercise of this option will be deemed to cover vested shares first and then the earliest vesting installment of unvested shares;

              (ii) any unvested shares at the date of exercise will be subject to the purchase option in favor of the Company which is described in the Early Exercise Stock Purchase Agreement attached as an exhibit to this option; and

              (iii) you will enter into the Early Exercise Stock Purchase Agreement which will contain the same vesting schedule as in this option agreement.

              (iv) this option may not be exercised under this paragraph 4 if the exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted to you by the Company or a Related Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

         (b) Your right to purchase unvested shares ends upon termination of your service with the Company and all Related Companies.

     5. Whole Shares. You may exercise this option only for whole shares and the Company shall be under no obligation to issue any fractional shares of Common Stock to you.

     6. Securities Law Compliance. Notwithstanding anything to the contrary contained in this option, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act") or, if the shares are not registered at that time, the Company has determined that the exercise and issuance would be exempt from the registration requirements of the Act.

     This option has been granted under the terms of a compensatory benefit plan established by the Company to provide financial incentives for the Company's employees (including officers) and certain directors and consultants to work for the financial success of the Company

                                      2.

and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Act.

     7. Term of Option. The term of this option begins on the date you were granted this option and, unless it ends sooner for the reason described below, terminates on January 21, 2008 (the "Expiration Date") (which date shall be no more than ten (10) years from the date this option was granted). You may not, under any circumstances, exercise this option after the "Expiration Date." In addition, this option may not be exercised if it would cause a violation of the short-swing trading profits provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are applicable to certain shareholders of companies with publicly traded stock.

     This option will also terminate prior to the end of its term if your service as an employee or an advisor or consultant with the Company and all Related Companies is terminated for any reason or for no reason. Your option will then terminate three (3) months after the date on which you are no longer providing services to the Company or any Related Company unless one of the following circumstances exists:

         (a) Your termination of service is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then terminate on the earlier of the Expiration Date or twelve (12) months following the termination of your service.

         (b) Your termination of service is due to your death. This option will then terminate on the earlier of the Expiration Date or twelve (12) months after your death.

         (c) If during any part of the three (3) month period you may not exercise your option solely because of the condition described in paragraph 6 above, then your option will not terminate until the earlier of the Expiration Date or until this option shall become exercisable for a period of three (3) months after the termination of your service.

         (d) If your exercise of the option within three (3) months after termination of your service with the Company and all Related Companies will result in liability under Section 16(b) of the Exchange Act, then your option will terminate on the earlier of (i) the Expiration Date or (ii) the tenth
(10th) day after the last date on which your exercise would result in such liability.

     Only the shares which are vested on the date of your termination of service may be exercised following the termination of your service.

     In order to obtain the federal income tax advantages associated with an incentive stock option, the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or a Related Company, except in the event of your death or disability. The Company has provided for continued vesting or extended exercisability for your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an incentive stock option if you provide services to the Company or a Related Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Related Companies terminates.

                                      3.

     8.  Exercise of Option.

         (a) You may exercise this option to the extent specified above, by delivering the Notice of Exercise attached to this option as an exhibit together with the exercise price to the Secretary of the Company, or another person designated by the Company, during regular business hours, together with any additional documents required in the Notice of Exercise.

         (b)  By exercising this option you agree that:

              (i) as a condition to exercise, the Company may require you to pay to the Company any tax withholding obligation of the Company arising from
(1) your exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of the shares of Common Stock you acquired upon the exercise of this option; and

              (ii)   you will notify the Comp.  any in writing within fifteen
(15) days after the date on which you dispose of any of the shares of the Common Stock issued to you upon your exercise of this option if the disposition of shares occurs within two (2) years after the date on which you were granted this option or within one (1) year of the date on which you exercised this options; and

              (iii) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, the Company (or a representative of the underwriters) may require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company fried under the Act. For purposes of this restriction you will be considered to own securities which (i) you own directly or indirectly, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) you may acquire within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. You further agree that the Company may impose stop-transfer instructions on the securities subject to these restrictions until the end of the period.

     9. Option Not Transferable. This option may not be transferred, except by will or by the laws of descent and distribution, and may be exercised during your life only by you.

     10. Option Not an Employment Contract. This option is not an employment contract and nothing in this option creates in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case

                                      4.

may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     11. Notices. Any notices provided for in this option or the Plan will be given in writing and will be considered to have been given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such Other address as you later designate in writing to the Company.

     12. Governing Plan Document. This option is subject to all the provisions of the Plan, which is attached as an exhibit to this option. All provisions of the Plan are hereby made a part of this option. This option is further subject to all interpretations, amendments, rules and regulations which may from time to time be set forth and adopted under the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the 28/th /day of January, 1998.

                              Very truly yours,

                              TULARIK INC.

                              By  /s/ David V. Goeddel
                                ---------------------------------
                                      Duly authorized on behalf
                                      of the Board of Directors

Attachments:

     Tularik Inc. Equity Incentive Plan
     Regulation 260.141.11
     Notice of Exercise
     Early Exercise Stock Purchase Form
     Question and Answer Summary

                                      5.

         (a) I acknowledge that I have received the foregoing option and the attachments referenced in it and I understand that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) I acknowledge that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between myself and the Company and any Related Companies regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to me under the Plan and (ii) the following agreements only:

     None  /s/ JPM
          ---------------
           (Initial)

     Other
          ------------------------------------
          ------------------------------------
          ------------------------------------

         (c) I acknowledge receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.


                                    /s/ John P. McLaughlin
                                    -----------------------------------
                                    Optionee

                                    Address:  523 Occidental Avenue
                                              San Mateo, CA 94402

                                      6.

                              It Is Unlawful To Consummate A Sale Or Transfer Of This Security, Or Any Interest Therein, Or To Receive Any Consideration Therefor, Without The Prior Written Consent Of The Commissioner Of Corporations' Of The State Of California, Except As Permitted In The Commissioner's Rules.

                      NONSTATUTORY STOCK OPTION AGREEMENT

John P. McLaughlin, Optionee:

     Tularik Inc. (the "Company") has granted you an option to purchase shares of the common stock of the Company ("Common Stock") under the Equity Incentive Plan (the "Plan"). This option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and is referred to under the Plan as a Nonstatutory Stock Option.

     The details of your option are as follows:

     1. Total Number of Shares Subject to this Option. The total number of shares of Common Stock subject to this option is 466,667.

     2. Vesting. The date that vesting begins on this option is December 15, 1997. 12/48ths of the shares will vest on December 15, 1998 and 1/48th of the shares will then vest on the 15th day of each month thereafter for the next 36 months until either (i) you cease to provide services for the Company for any reason or (ii) this option becomes fully vested.

     This option may be exercised only with respect to those shares which are vested except as permitted under paragraph 4 of this Agreement.

     3.  Exercise Price and Method of Payment.

         (a) Exercise Price. The exercise price of this option is $3.00 per share, which is not less than the fair market value of the Common Stock on the date this option was granted to you.

         (b) Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may make payment of the exercise price under one or a combination of the following alternatives:

              (i) Payment of the exercise price per share in cash or by check at the time of exercise;

              (ii) If at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment with shares of the Company's Common Stock you already own. The Common Stock (i) will be valued at its fair

                                      1.

market value on the date of exercise, (ii) if originally acquired from the Company, it must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) it must be owned free and clear of any liens, claims, encumbrances or security interests;

              (iii) This option may also be exercised as part of a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued; or

              (iv) Payment by a combination of the methods of payment listed in subparagraph 3(b)(i) through 3(b)(iii) above.

     4.  Early Exercise of Option (Exercise of Unvested Shares).

         (a) At any time during your service with the Company or a Parent or Subsidiary (as defined in the Plan) of the Company ("Related Company"), you may exercise any or all of the shares subject to this option whether or not the shares have vested, provided, however, that:

              (i) a partial exercise of this option will be deemed to cover vested shares first and then the earliest vesting installment of unvested shares;

              (ii) any unvested shares at the date of exercise will be subject to the purchase option in favor of the Company which is described in the Early Exercise Stock Purchase Agreement attached as an exhibit to this option; and

              (iii) you will enter into the Early Exercise Stock Purchase Agreement which will contain the same vesting schedule as in this option agreement.

         (b) Your right to purchase unvested shares ends upon termination of your service with the Company and all Related Companies.

     5. Whole Shares. You may exercise this option only for whole shares and the Company shall be under no obligation to issue any fractional shares of Common Stock to you.

     6. Securities Law Compliance. Notwithstanding anything to the contrary contained in this option, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act") or, if the shares are not registered at that time, the Company has determined that the exercise and issuance would be exempt from the registration requirements of the Act.

     This option has been granted under the terms of a compensatory benefit plan established by the Company to provide financial incentives for the Company's employees (including officers) and certain directors and consultants to work for the financial success of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Act.

     7. Term of Option. The term of this option begins on the date you were granted this option and, unless it ends sooner for the reason described below, terminates on January 21,

                                      2.

2008 (the "Expiration Date") (which date shall be no more than ten (10) years from the date this option was granted). You may not, under any circumstances, exercise this option after the Expiration Date. In addition, this option may not be exercised if it would cause a violation of the short-swing trading profits provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are applicable to certain shareholders of companies with publicly traded stock.

     This option will also terminate prior to the end of its term if your service as an employee or an advisor or consultant with the Company and all Related Companies ends for any reason or for no reason. Your option will then terminate three (3) months after the date on which you are no longer providing services to the Company or any Related Company unless one of the following circumstances exists:

         (a) Your termination of service is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then terminate on the earlier of the Expiration Date or twelve (12) months following the date of your disability.

         (b) Your termination of service is due to your death. This option will then terminate on the earlier of the Expiration Date or twelve (12) months after your death.

         (c) If during any part of the three (3) month period you may not exercise your option solely because of the conditions described in paragraph 6 above, then your option will not terminate until the earlier of the Expirations Date or until this option shall become exercisable for a period of three (3) months after the termination of your service.

         (d) If your exercise of the option within three (3) months after termination of your service with the Company and all Related Companies will result in liability under Section 16(b) of the Exchange Act, then your option will terminate on the earlier of (i) the Expiration Date or (ii) the tenth
(10th) day after the last date on which your exercise would result in such liability.

     Only the shares which are vested on the date of your termination of service may be exercised following the termination of your service.

     8.  Exercise of Option.

         (a) You may exercise this option to the extent specified above, by delivering the Notice of Exercise attached to this option as an exhibit together with the exercise price to the Secretary of the Company, or another person designated by the Company, during regular business hours, together with any additional documents required in the Notice of Exercise.

         (b)  By exercising this option you agree that:

              (i) as a condition to exercise, the Company may require you to pay to the Company any tax withholding obligation of the Company arising from
(1) your exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of the shares of Common Stock you acquired upon the exercise of this option; and

                                      3.

              (ii) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, the Company (or a representative of the underwriters) may require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company fried under the Act. For purposes of this restriction you will be considered to own securities which (i) you own directly or indirectly, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) you may acquire within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. You further agree that the Company may impose stop-transfer instructions on the securities subject to these restrictions until the end of the period.

     9. Option Not Transferable. This option may not be transferred, except by will or by the laws of descent and distribution, and may be exercised during your life only by you.

     10. Option Not an Employment Contract. This option is not an employment contract and nothing in this option creates in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     11. Notices. Any notices provided for in this option or the Plan will be given in writing and will be considered to have been given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you later designate in writing to the Company.

     12. Governing Plan Document. This option is subject to all the provisions of the Plan, which is attached as an exhibit to this option. All provisions of the Plan are hereby made a part of this option. This option is further subject to all interpretations, amendments, rules and regulations which may from time to time be set forth and adopted under the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

                                      4.

          Dated the 28/th /day of January, 1998.

                              Very truly yours,

                              TULARIK INC.

                              By  /s/ David V. Goddel
                                 -------------------------------
                                  Duly authorized on behalf
                                  of the Board of Directors

Attachments:

     Tularik Inc. Equity Incentive Plan
     Regulation 260.141.11
     Notice of Exercise
     Early Exercise Stock Purchase Form
     Question and Answer Summary

                                      5.

         (a) I acknowledge that I have received the foregoing option and the attachments referenced in it and I understand that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) I acknowledge that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between myself and the Company and any Related Companies regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to me under the Plan and (ii) the following agreements only:

      None    /s/ JPM
              -------------------
              (Initial)

      Other
              ------------------------------

              ------------------------------

              ------------------------------

         (c) I acknowledge receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.


                                    /s/ John P. McLaughlin
                                    -------------------------------
                                    Optionee

                                    Address:  523 Occidental Avenue
                                              San Mateo, CA 94402

                                      6.

                              It Is Unlawful To Consummate A Sale Or Transfer Of This Security, Or Any Interest Therein, Or To Receive Any Consideration Therefor, Without The Prior Written Consent Of The Commissioner Of Corporations Of The State Of California, Except As Permitted In The Commissioner's Rules.

                       INCENTIVE STOCK OPTION AGREEMENT

John P. McLaughlin, Optionee:

     Tularik Inc. (the "Company") has granted you an option to purchase shares of the common stock of the Company ("Common Stock") under the Tularik Inc. Equity Incentive Plan (the "Plan"). This option is intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The details of your option are as follows:

     1. Total Number of Shares Subject to this Option. The total number of shares of Common Stock subject to this option is 33,333.

     2. Vesting. The date that vesting begins on this option is June 17, 1999. 1/48th of the shares will vest on July 17, 1999 and 1/48th of the shares will then vest on the 17th day of each month thereafter for the next 47 months until either (i) you cease to provide services for the Company for any reason or (ii) this option becomes fully vested.

         This option may be exercised only with respect to those shares which are vested except as permitted under paragraph 4 of this Agreement.

     3.  Exercise Price and Method of Payment.

         (a) Exercise Price. The exercise price of this option is $3.00 per share, which is not less than the fair market value of the Common Stock on the date this option was granted to you.

         (b) Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may make payment of the exercise price under one or a combination of the following alternatives:

              (i) Payment of the exercise price per share in cash or by check at the time of exercise;

              (ii) If at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment with shares of the Company's Common Stock you already own. The Common Stock (i) will be valued at its fair

                                      1.

market value on the date of exercise, (ii) if originally acquired from the Company, it must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) it must be owned free and clear of any liens, claims, encumbrances or security interests;

              (iii) This option may also be exercised as part of a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued; or

              (iv) Payment by a combination of the methods of payment listed in subparagraph 3(b)(i) through 3(b)(iii) above.

     4.  Early Exercise of Option (Exercise of Unvested Shares).

         (a) At any time during your service with the Company or a Parent or Subsidiary (as defined in the Plan) of the Company ("Related Company"), you may exercise any or all of the shares subject to this option whether or not the shares have vested, provided, however, that:

              (i) a partial exercise of this option will be deemed to cover vested shares first and then the earliest vesting installment of unvested shares;

              (ii) any unvested shares at the date of exercise will be subject to the purchase option in favor of the Company which is described in the Early Exercise Stock Purchase Agreement attached as an exhibit to this option; and

              (iii) you will enter into the Early Exercise Stock Purchase Agreement which will contain the same vesting schedule as in this option agreement.

              (iv) this option may not be exercised under this paragraph 4 if the exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted to you by the Company or a Related Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

         (b) Your right to purchase unvested shares ends upon termination of your service with the Company and all Related Companies.

     5. Whole Shares. You may exercise this option only for whole shares and the Company shall be under no obligation to issue any fractional shares of Common Stock to you.

     6. Securities Law Compliance. Notwithstanding anything to the contrary contained in this option, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act") or, if the shares are not registered at that time, the Company has determined that the exercise and issuance would be exempt from the registration requirements of the Act.

     This option has been granted under the terms of a compensatory benefit plan established by the Company to provide financial incentives for the Company's employees (including officers) and certain directors and consultants to work for the financial success of the Company

                                      2.

and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Act.

     7. Term of Option. The term of this option begins on the date you were granted this option and, unless it ends sooner for the reason described below, terminates on June 16, 2009 (the "Expiration Date") (which date shall be no more than ten (10) years from the date this option was granted). You may not, under any circumstances, exercise this option after the "Expiration Date." In addition, this option may not be exercised if it would cause a violation of the short- swing trading profits provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are applicable to certain shareholders of companies with publicly traded stock.

     This option will also terminate prior to the end of its term if your service as an employee or an advisor or consultant with the Company and all Related Companies is terminated for any reason or for no reason. Your option will then terminate three (3) months after the date on which you are no longer providing services to the Company or any Related Company unless one of the following circumstances exists:

         (a) Your termination of service is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then terminate on the earlier of the Expiration Date or twelve (12) months following the termination of your service.

         (b) Your termination of service is .due to your death. This option will then terminate on the earlier of the Expiration Date or twelve (12) months after your death.

         (c) If during any part of the three (3) month period you may not exercise your option solely because of the condition described in paragraph 6 above, then your option will not terminate until the earlier of the Expiration Date or until this option shall become exercisable for a period of three (3) months after the termination of your service.

         (d) If your exercise of the option within three (3) months after termination of your service with the Company and all Related Companies will result in liability under Section 16(b) of the Exchange Act, then your option will terminate on the earlier of (i) the Expiration Date or (ii) the tenth
(10th) day after the last date on which your exercise would result in such liability.

     Only the shares which are vested on the date of your termination of service may be exercised following the termination of your service.

     In order to obtain the federal income tax advantages associated with an incentive stock option, the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or a Related Company, except in the event of your death or disability. The Company has provided for continued vesting or extended exercisability for your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an incentive stock option if you provide services to the Company or a Related Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Related Companies terminates.

                                      3.

     8.  Exercise of Option.

         (a) You may exercise this option to the extent specified above, by delivering the Notice of Exercise attached to this option as an exhibit together with the exercise price to the Secretary of the Company, or another person designated by the Company, during regular business hours, together with any additional documents required in the Notice of Exercise.

         (b)  By exercising this option you agree that:

              (i) as a condition to exercise, the Company may require you to pay to the Company any tax withholding obligation of the Company arising from
(1) your exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of the shares of Common Stock you acquired upon the exercise of this option; and

              (ii)   you will notify the Company in writing within fifteen
(15) days after the date on which you dispose of any of the shares of the Common Stock issued to you upon your exercise of this option if the disposition of shares occurs within two (2) years after the date on which you were granted this option or within one (1) year of the date on which you exercised this options; and

              (iii) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, the Company (or a representative of the underwriters) may require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act. For purposes of this restriction you will be considered to own securities which (i) you own directly or indirectly, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) you may acquire within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. You further agree that the Company may impose stop-transfer instructions on the securities subject to these restrictions until the end of the period.

     9. Option Not Transferable. This option may not be transferred, except by will or by the laws of descent and distribution, and may be exercised during your life only by you.

     10. Option Not an Employment Contract. This option is not an employment contract and nothing in this option creates in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case

                                      4.

may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     11. Notices. Any notices provided for in this option or the Plan will be given in writing and will be considered to have been given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you later designate in writing to the Company.

     12. Governing Plan Document. This option is subject to all the provisions of the Plan, which is attached as an exhibit to this option. All provisions of the Plan are hereby made a part of this option. This option is further subject to all interpretations, amendments, rules and regulations which may from time to time be set forth and adopted under the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

          Dated the 17/th /day of June, 1999.

                              Very truly yours,

                              TULARIK INC.

                              By    /s/ David V. Goeddel
                                ---------------------------------
                                    Duly authorized on behalf
                                    of the Board of Directors

Attachments:

     Tularik Inc. Equity Incentive Plan
     Regulation 260.141.11
     Notice of Exercise
     Early Exercise Stock Purchase Form
     Question and Answer Summary

                                      5.

         (a) I acknowledge that I have received the foregoing option and the attachments referenced in it and I understand that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) I acknowledge that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between myself and the Company and any Related Companies regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to me under the Plan and (ii) the following agreements only:

     None      /s/ JPM
          --------------------
               (Initial)

     Other
          ----------------------------------
          ----------------------------------
          ----------------------------------

     (c) I acknowledge receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.


                                    Optionee  /s/ John P. McLaughlin
                                            --------------------------

                                    Address:  523 Occidental Avenue
                                              San Mateo, CA 94402

                                      6.

                              It Is Unlawful To Consummate A Sale Or Transfer Of This Security, Or Any Interest Therein, Or To Receive Any Consideration Therefor, Without The Prior Written Consent Of The Commissioner Of Corporations' Of The State Of California, Except As Permitted In The Commissioner's Rules.

                      NONSTATUTORY STOCK OPTION AGREEMENT

John P. McLaughlin, Optionee:

     Tularik Inc. (the "Company") has granted you an option to purchase shares of the common stock of the Company ("Common Stock") under the Equity Incentive Plan (the "Plan"). This option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and is referred to under the Plan as a Nonstatutory Stock Option.

     The details of your option are as follows:

     1. Total Number of Shares Subject to this Option. The total number of shares of Common Stock subject to this option is 66,667.

     2. Vesting. The date that vesting begins on this option is June 17, 1999. 1/48th of the shares will vest on July 17, 1999 and 1/48th of the shares will then vest on the 17th day of each month thereafter for the next 47 months until either (i) you cease to provide services for the Company for any reason or (ii) this option becomes fully vested.

     This option may be exercised only with respect to those shares which are vested except as permitted under paragraph 4 of this Agreement.

     3.  Exercise Price and Method of Payment.

         (a) Exercise Price. The exercise price of this option is $3.00 per share, which is not less than the fair market value of the Common Stock on the date this option was granted to you.

         (b) Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may make payment of the exercise price under one or a combination of the following alternatives:

              (i) Payment of the exercise price per share in cash or by check at the time of exercise;

              (ii) If at the time of exercise, the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment with shares of the Company's Common Stock you already own. The Common Stock (i) will be valued at its fair

                                      1.

market value on the date of exercise, (ii) if originally acquired from the Company, it must have been held for the period required to avoid a charge to the Company's reported earnings, and (iii) it must be owned free and clear of any liens, claims, encumbrances or security interests;

              (iii) This option may also be exercised as part of a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued; or

              (iv) Payment by a combination of the methods of payment listed in subparagraph 3(b)(i) through 3(b)(iii) above.

     4.  Early Exercise of Option (Exercise of Unvested Shares).

         (a) At any time during your service with the Company or a Parent or Subsidiary (as defined in the Plan) of the Company ("Related Company"), you may exercise any or all of the shares subject to this option whether or not the shares have vested, provided, however, that:

              (i) a partial exercise of this option will be deemed to cover vested shares first and then the earliest vesting installment of unvested shares;

              (ii) any unvested shares at the date of exercise will be subject to the purchase option in favor of the Company which is described in the Early Exercise Stock Purchase Agreement attached as an exhibit to this option; and

              (iii) you will enter into the Early Exercise Stock Purchase Agreement which will contain the same vesting schedule as in this option agreement.

         (b) Your right to purchase unvested shares ends upon termination of your service with the Company and all Related Companies.

     5. Whole Shares. You may exercise this option only for whole shares and the Company shall be under no obligation to issue any fractional shares of Common Stock to you.

     6. Securities Law Compliance. Notwithstanding anything to the contrary contained in this option, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act") or, if the shares are not registered at that time, the Company has determined that the exercise and issuance would be exempt from the registration requirements of the Act.

     This option has been granted under the terms of a compensatory benefit plan established by the Company to provide financial incentives for the Company's employees (including officers) and certain directors and consultants to work for the financial success of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Act.

     7. Term of Option. The term of this option begins on the date you were granted this option and, unless it ends sooner for the reason described below, terminates on June 16,

                                      2.

2009 (the "Expiration Date") (which date shall be no more than ten (10) years from the date this option was granted). You may not, under any circumstances, exercise this option after the Expiration Date. In addition, this option may not be exercised if it would cause a violation of the short-swing trading profits provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are applicable to certain shareholders of companies with publicly traded stock.

     This option will also terminate prior to the end of its term if your service as an employee or an advisor or consultant with the Company and all Related Companies ends for any reason or for no reason. Your option will then terminate three (3) months after the date on which you are no longer providing services to the Company or any Related Company unless one of the following circumstances exists:

         (a) Your termination of service is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code). This option will then terminate on the earlier of the Expiration Date or twelve (12) months following the date of your disability.

         (b) Your termination of service is due to your death. This option will then terminate on the earlier of the Expiration Date or twelve (12) months after your death.

         (c) If during any part of the three (3) month period you may not exercise your option solely because of the conditions described in paragraph 6 above, then your option will not terminate until the earlier of the Expirations Date or until this option shall become exercisable for a period of three (3) months after the termination of your service.

         (d) If your exercise of the option within three (3) months after termination of your service with the Company and all Related Companies will result in liability under Section 16(b) of the Exchange Act, then your option will terminate on the earlier of (i) the Expiration Date or (ii) the tenth
(10th) day after the last date on which your exercise would result in such liability.

     Only the shares which are vested on the date of your termination of service may be exercised following the termination of your service.

     8.  Exercise of Option.

         (a) You may exercise this option to the extent specified above, by delivering the Notice of Exercise attached to this option as an exhibit together with the exercise price to the Secretary of the Company, or another person designated by the Company, during regular business hours, together with any additional documents required in the Notice of Exercise.

         (b)  By exercising this option you agree that:

              (i) as a condition to exercise, the Company may require you to pay to the Company any tax withholding obligation of the Company arising from
(1) your exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of the shares of Common Stock you acquired upon the exercise of this option; and

                                      3.

         (ii) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, the Company (or a representative of the underwriters) may require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company fried under the Act. For purposes of this restriction you will be considered to own securities which (i) you own directly or indirectly, including securities held for your benefit by nominees, custodians, brokers or pledgees;
(ii) you may acquire within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. You further agree that the Company may impose stop-transfer instructions on the securities subject to these restrictions until the end of the period.

     9. Option Not Transferable. This option may not be transferred, except by will or by the laws of descent and distribution, and may be exercised during your life only by you.

     10. Option Not an Employment Contract. This option is not an employment contract and nothing in this option creates in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

     11. Notices. Any notices provided for in this option or the Plan will be given in writing and will be considered to have been given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you later designate in writing to the Company.

     12. Governing Plan Document. This option is subject to all the provisions of the Plan, which is attached as an exhibit to this option. All provisions of the Plan are hereby made a part of this option. This option is further subject to all interpretations, amendments, rules and regulations which may from time to time be set forth and adopted under the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

                                      4.

          Dated the 17/th /day of June, 1999.

                              Very truly yours,

                              TULARIK INC.

                              By  /s/ David V. Goeddel
                                 --------------------------------
                                  Duly authorized on behalf
                                  of the Board of Directors

Attachments:

     Tularik Inc. Equity Incentive Plan
     Regulation 260.141.11
     Notice of Exercise
     Early Exercise Stock Purchase Form
     Question and Answer Summary

                                      5.

         (a) I acknowledge that I have received the foregoing option and the attachments referenced in it and I understand that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) I acknowledge that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between myself and the Company and any Related Companies regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to me under the Plan and (ii) the following agreements only:

     None     /s/ JPM
              --------------------
              (Initial)

     Other
              ----------------------------

              ----------------------------

              ----------------------------

         (c) I acknowledge receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                    /s/ John P. McLaughlin
                                    --------------------------------
                                    Optionee

                                    Address:  523 Occidental Avenue
                                              San Mateo, CA 94402

                                      6.